UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
Form 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): April 28, 2022
Allegiance Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-37585	26-3564100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
8847 West Sam Houston Parkway N., Suite 200, Houston, Texas 77040
(Address of Principal Executive Offices) (Zip Code)
(281) 894-3200
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ABTX	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 28, 2022, Allegiance Bancshares, Inc. (the “Company”) held its Annual Meeting of Shareholders to consider and act upon the items listed below:
Proposal 1 – John Beckworth, Matthew H. Hartzell, Frances H. Jeter, Raimundo Riojas A. and Roland L. Williams were elected as Class I directors to serve on the Company’s Board of Directors until the Company’s 2025 Annual Meeting of Shareholders and until their respective successor or successors are duly elected and qualified, or until their earlier resignation or removal. The table below contains a summary of the number of votes for, votes withheld and broker non-votes for each nominated director:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John Beckworth	8,951,819	2,973,442	3,589,195
Matthew H. Hartzell	9,544,260	2,381,001	3,589,195
Frances H. Jeter	8,494,105	3,431,156	3,589,195
Raimundo Riojas A.	9,544,461	2,380,800	3,589,195
Roland L. Williams	8,791,991	3,133,270	3,589,195
Proposal 2 – The shareholders adopted, on a nonbinding, advisory basis, a proposal approving the compensation of the Company’s named executive officers by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,732,946	105,094	87,221	3,589,195
Proposal 3 - The shareholders ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,408,918	79,572	25,966	—

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allegiance Bancshares, Inc.

Date: April 29, 2022	By:	/s/ Shanna Kuzdzal
Shanna Kuzdzal
EVP, General Counsel and Secretary